PROSPECTUS SUPPLEMENT DATED FEBRUARY 5, 2001


This Supplement updates certain information contained in the Kelmoore Strategy Variable Annuity prospectus dated November 15, 2000 issued by Fortis Benefits
Insurance Company. Please read this Supplement carefully. You should attach this Supplement to the applicable product prospectus referred to above and retain it for future reference.

On January 25, 2001, Fortis, Inc., the parent company of Fortis Benefits Insurance Company, entered into an agreement with Hartford Life and Accident Insurance
Company ("Hartford Life"), a subsidiary of Hartford
Financial Services Group, Inc. ("The Hartford"), to co-insure the obligations of Fortis Benefits Insurance
Company under the variable annuity contracts offered hereby (the "Contracts") and to provide administration for the Contracts (the "Sale"). The Hartford is a leading insurance and financial services company. The
Sale is subject to various regulatory and other approvals and is expected to be completed some time in the second quarter of 2001.

























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